UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

December 30, 2019

EPIZYME, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35945	26-1349956
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Technology Square, Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 229-5872

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.0001 par value	EPZM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition

On January 6, 2020, Epizyme, Inc., a Delaware corporation (the “Company”) announced that it has exercised its option to sell 2,500,000 shares (the “Put Shares”) of common stock, par value $0.0001, of the Company, for an aggregate of $50.0 million to RPI Finance Trust, a Delaware statutory trust (“RPI”). In its announcement the Company stated that it expects that the $50.0 million purchase price, combined with the Company’s existing cash, cash equivalents and marketable securities as of December 31, 2019, which the Company expects on a preliminary and unaudited basis will be approximately $381.0 million, will further support the Company’s current operating runway into 2022. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company’s figure for cash, cash equivalents and marketable securities as of December 31, 2019 is based on preliminary unaudited information and is subject to change as the Company has not yet completed its financial closing procedures and its auditors have not audited or reviewed this information

The information provided under Item 2.02 of this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 3.02	Unregistered Sale of Equity Securities.

On December 30, 2019, the Company notified RPI of the Company’s exercise of its option (the “Put Option”) to sell the Put Shares for an aggregate purchase price of $50.0 million, pursuant to, and in accordance with, the purchase agreement by and between the Company and RPI dated November 4, 2019 (the “Purchase Agreement”). The closing of the sale and issuance of the Put Shares is subject to the satisfaction or waiver of customary conditions, including, among other things, the expiration or termination of the applicable waiting period under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended.

The Put Shares were offered and will be issued and sold in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), set forth under Section 4(a)(2) of the Securities Act relating to sales by an issuer not involving any public offering and in reliance on similar exemptions under applicable state laws. RPI represented that it is an accredited investor and that it is acquiring the Put Shares investment purposes only and not with a view to any resale, distribution or other disposition of such securities in violation of the United States federal securities laws. This Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy the securities described herein.

The foregoing description of the exercise of the Put Option and sale of the Put Shares does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement, which will be filed as an exhibit to the Company’s annual report on Form 10-K for the fiscal year ending December 31, 2019.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

99.1	Press release issued by the Company on January 6, 2020*

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

*	The exhibit shall be deemed to be furnished, and not filed.

Forward-Looking Statements

Any statements in this Current Report on Form 8-K about future expectations, plans and prospects for the Company, including statements about the expected closing of the transactions referred to in this Current Report on Form 8-K, the expected proceeds from the sale of the Put Shares and the use of such proceeds and the sufficiency of funds for future operations, and other statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: whether the closing conditions for the sale and issuance of the Put Shares under the Purchase Agreement will be satisfied and the transaction will be consummated; whether the proceeds from the transaction, together with the Company’s cash and cash equivalents will be sufficient to fund the Company’s operations for the period indicated; whether results from clinical studies will warrant meetings with regulatory authorities, submissions for regulatory approval or review by governmental authorities under the accelerated approval process; uncertainties with respect to regulatory approvals, including accelerated approval, to conduct trials or to market products; other matters that could affect the availability or commercial potential of the Company’s therapeutic candidates; and other factors discussed in the “Risk Factors” section of the Company’s most recent Form 10-Q filed with the SEC and in the Company’s other filings from time to time with the SEC. In addition, the forward-looking statements included in this Current Report on Form 8-K represent the Company’s views as of the date hereof and should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIZYME, INC.

Date: January 6, 2020	By:	/s/ Robert B. Bazemore
Robert B. Bazemore
President and Chief Executive Officer